NEWS RELEASE CONTACTS: John Ambler Kevin Lewis Vice President Vice President Corporate Communications Investor Relations T – (412) 433-2407 T – (412) 433-6935 E – joambler@uss.com E – klewis@uss.com UNITED STATES STEEL CORPORATION PROVIDES THIRD QUARTER 2020 GUIDANCE PITTSBURGH, September 18, 2020 – United States Steel Corporation (NYSE: X) today provided third quarter 2020 guidance. Third quarter 2020 adjusted EBITDA is expected to be approximately ($100) million. The Company expects third quarter 2020 adjusted diluted loss per share to be approximately ($1.45). “Improving market conditions experienced in June and July have accelerated through August and September. Strengthening steel fundamentals and our ability to respond quickly to increasing customer demand are expected to result in significantly improved adjusted EBITDA in the third quarter,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “We have grown confident in the recovery that is underway in North America and Europe. While we believe this recovery is enduring, we remain relentlessly focused on what we can control, including management actions to stay nimble, reduce costs, and preserve cash.” Burritt continued, “Our successful capital market activities in the second quarter, combined with our optimism in a continued recovery, gives us the confidence to repay a portion of our U.S. ABL borrowing in September. By the end of the quarter, we plan to repay approximately $900 million of our U.S. ABL, which will place our U.S. ABL borrowings below pre-COVID-19 levels. We continue to proactively review our use of the U.S. ABL as a reliable and low-cost source of capital.” “Our priorities remain unchanged even as market conditions improve,” concluded Burritt. “Protecting lives and livelihoods continues to be our top priority, guided by our S.T.E.E.L. Principles. We also remain focused on fortifying the balance sheet as we navigate today’s market and better position the company to invest in the recovery. This includes our intent to acquire the remaining stake in Big River Steel, our top strategic priority in pursuit of our world-competitive, ‘best of both’ integrated and mini mill strategy.” ©2020 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Adjusted EBITDA Commentary We are encouraged by the pace of market improvement and while we expect our Flat-rolled segment results to be negative in the third quarter, we expect them to be significantly better than second quarter results. Our order book and lead times have improved, and we are increasingly confident in the sustained nature of market improvements. We responded to an improving order book by restarting three blast furnaces that were temporarily idled earlier this year in response to the impacts from COVID-19. We will continue to evaluate our order book and regularly assess our footprint to remain nimble to meet changes in customer demand. Based on today’s order activity, we expect two blast furnaces to remain temporarily idled through year-end. In Europe, the pace of market improvement has also exceeded our expectations. Market recovery has continued throughout the quarter and our order book and lead times suggest this pace of recovery will continue. Additionally, management actions to improve our cost profile are also reflected in our financial performance. As a result, we expect third quarter results to be better than second quarter performance. In Tubular, market conditions appear to have bottomed, but catalysts for improvement are limited. We are focused on what we can control including the commissioning of our electric arc furnace by year-end. We currently expect third quarter performance to be similar to the second quarter. ©2020 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Forward Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel's future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward- looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ©2020 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 3Q 2020 Projected net loss attributable to United States Steel Corporation included in guidance $ (320) Estimated income tax benefit (20) Estimated net interest and other financial costs 80 Estimated depreciation, depletion and amortization 160 Projected EBITDA included in guidance $ (100) Estimated third quarter adjustments - Projected adjusted EBITDA included in guidance $ (100) UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET LOSS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Loss Attributable to U. S. Steel Included in Guidance 3Q 2020 Projected net loss attributable to United States Steel Corporation included in guidance $ (320) Estimated third quarter adjustments - Projected adjusted net loss attributable to United States Steel Corporation included in guidance $ (320) Reconciliation to Projected Adjusted Diluted Net Loss Per Share Included in Guidance 3Q 2020 Projected diluted net loss per share included in guidance $ (1.45) Estimated third quarter adjustments - Projected adjusted diluted net loss per share included in guidance $ (1.45) Note: Excludes the impact of the Company’s quarterly mark to market adjustment related to the Big River Steel put and call options. See Notes 5 and 20 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for an explanation of the Big River Steel put and call options. This item will not impact adjusted EBITDA, adjusted net loss or adjusted diluted net loss per share. ©2020 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Note Regarding Non-GAAP Financial Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA are non- GAAP measures that exclude the financial effects of restructuring charges and other adjustments that are not part of the Company's core operations. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the financial effects of restructuring charges and other adjustments that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. -oOo- 2020-033 Founded in 1901, the United States Steel Corporation is a Fortune 250 company and leading integrated steel producer. With extensive iron ore production and an annual raw steelmaking capability of 22 million net tons, U. S. Steel produces high value-added steel products for the automotive, infrastructure, appliance, container, and energy industries. The company’s “best of both” integrated and mini-mill technology strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With renewed emphasis on innovation and customer focus, the company produces cutting- edge products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with ©2020 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com. Source: United States Steel Corporation ©2020 U. S. Steel. All Rights Reserved www.ussteel.com